UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2005

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 5300, Dallas, Texas		75202

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 647-0415

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On February 7, 2005, GAINSCO, INC. (the “Company”) executed a Sponsorship Agreement between Stallings Capital Group Consultants, Ltd. dba Blackhawk Motorsports (“Blackhawk”) and the Company pursuant to which the Company agreed to become primary sponsor of a Daytona Prototype Series racing team during a term commencing on the date of the agreement and continuing until January 31, 2006. The Sponsorship Agreement provides that, in consideration of the payment by the Company of a sponsorship fee, the Company will receive various benefits customary for sponsors of Daytona Prototype Series racing teams, including rights relating to signage on team equipment and access for customers and agents to certain race facilities.

     Following its recently completed recapitalization, the Company intends to use the sponsorship to build brand awareness and advance the Company’s distribution strategies.

     Blackhawk is owned and controlled by Robert W. Stallings, who is the Executive Chairman of the Board of Directors of the Company. The Company’s Board of Directors authorized entering into the agreement, and in authorizing the agreement, the Board of Directors considered Mr. Stallings’ role and concluded that, under the circumstances, the Sponsorship Agreement is fair to, and in the best interests of, the Company. The Sponsorship Agreement contains provisions protecting the Company’s interests, including a termination provision that permits the Company unilaterally to terminate the agreement at any time and thereby cease making installment payments of the sponsorship fee.

     A copy of the Sponsorship Agreement appears as Exhibit 10.1 to this Report.

     On February 10, 2005, the Company issued a press release announcing its decision to sponsor the racing team. A copy of that press release appears as Exhibit 99.1 to this Report.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following Exhibits have been filed as a part of this Current Report:

Exhibit
Number	Description of Exhibit

10.1	Sponsorship Agreement dated February 7, 2005 by and between Stallings Capital Group Consultants, Ltd. and GAINSCO, INC. (1)

99.1	Press release issued by GAINSCO, INC. on February 10, 2005. (1)

     (1) Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.
/s/ Glenn W. Anderson
Glenn W. Anderson, President and
Chief Executive Officer

DATED: February 10, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Sponsorship Agreement dated February 7, 2005 by and between Stallings Capital Group Consultants, Ltd. and Gainsco, Inc.(1)

99.1	Press release issued by Gainsco, Inc. on February 10, 2005. (1)

(1) Filed herewith.